SUBSEQUENT EVENT	12 Months Ended
Jun. 30, 2022
SUBSEQUENT EVENT
SUBSEQUENT EVENT

Note 16 – Subsequent Event

The Company received a written notification (the “Notification Letter”) from the Nasdaq Stock Market LLC (“Nasdaq”) on June 14, 2022, notifying the Company that it is not in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rules for continued listing on the Nasdaq. Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of US$1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the closing bid price of the Company’s ordinary shares for the 30 consecutive business days from May 2, 2022, to June 13, 2022, the Company no longer meets the minimum bid price requirement.

The Notification Letter does not impact the Company’s listing on the Nasdaq Capital Market at this time. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided 180 calendar days, or until December 12, 2022, to regain compliance with Nasdaq Listing Rule 5550(a)(2). To regain compliance, the Company’s ordinary shares must have a closing bid price of at least US$1.00 for a minimum of 10 consecutive business days. In the event the Company does not regain compliance by December 12, 2022, the Company may be eligible for additional time to regain compliance or may face delisting.

On Aug 15, 2022, the Company agreed to purchase 622 S19j pro Bitcoin Miners for an aggregate value of $3,110,000 in the form of 8,685,574 ordinary shares of the Company, valued at $0.36 per share. These miners will be delivered to the Company’s mining facility site in the U.S. in Q3 2022.